UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 13, 2007


                           GeoPetro Resources Company

             (Exact name of registrant as specified in its charter)

        California                    001-16749                 94-3214487
----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

                          One Maritime Plaza, Suite 700
                             San Francisco, CA 94111
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (415) 398-8186
                                                           --------------
                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.
           -------------------------

On June 13, 2007, GeoPetro Resources Company (the "Company") issued a press release entitled "GEOPETRO RESOURCES COMPANY UPDATES ACTIVITY ON SEBERABA #1 WELL IN BENGARA-II BLOCK, EAST KALIMANTAN, INDONESIA." The press release is attached as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

           Exhibit 99.1 Press Release dated June 13, 2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GEOPETRO RESOURCES COMPANY

Date: June 13, 2007                      By:   /s/ Stuart J. Doshi
                                               ---------------------------------
                                               Stuart J. Doshi, President, Chief
                                               Executive Officer and Chairman


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                                INDEX TO EXHIBITS

Exhibit Number     Description
--------------     ------------------------------------------------------------
Exhibit 99.1       Press Release Dated June 13, 2007